                                                                  EXHIBIT 10.14

                    PARK LANE INDUSTRIAL PARK, TEMPE, ARIZONA
               STANDARD COMMERCIAL-INDUSTRIAL MODIFIED GROSS LEASE
                                BASIC TERMS SHEET

          This Basic Terms Sheet to that certain Standard Commercial-Industrial Lease between the parties listed below is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between this Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.

Date of Lease (See Paragraph I):              August 31, 2001

Name of Lessor (See Paragraph I):             AU Park Lane LLC, a Delaware
                                              limited liability company

Name of Lessee (See Paragraph I):             On-Site Sourcing, Inc.,
                                              a Virginia corporation

Lessee's Telephone Number:                    (703) 276-1123

Lessee's Guarantor (See Exhibit "F"):         Not applicable

Address of Premises (See Paragraph 2):        940 South Park Lane, Suites #2
                                              and #3, Tempe, Arizona 85281

Area of Premises
Approximate Gross Rentable
(See Paragraph 12)                            3,654 rentable square feet

Lessee's Percentage of Insurance,
Real Property Tax and CAM Overage
Amounts (See Paragraph 12):                   7.24% Base Year is 2001

Early Occupancy:                              Not Applicable

Lease Commencement Date (See Section 3.1):    September 1, 2001

Lease Expiration Date (See Section 3.1):      August 31, 2003

Monthly Base Rent (See Paragraph 4):          See Paragraph 4

Additional Rent:                              1. Rental Tax (See Section 4.1)

                                              2. Insurance Overage Amount
                                                 (See Section 8.10)

                                              3. Real Property Tax Overage
                                                 Amount (Section 10.1)

                                              4. CAM Overage Amount (See
                                                 Paragraph 11)

Lessee's Security Deposit (See Section 5.1):  $5,000.00

Lessee's Permitted Use (See Section 6.1):     General administrative office uses
                                              for computer processing and
                                              warehousing/storage including but
                                              not limited to scanning and
                                              processing of electronic
                                              documents

Address for Lessor:                           AU Park Lane LLC
                                              C/o Wilson Property Services, Inc.
                                              11811 North Tarum Boulevard, Suite
                                              P-129 Phoenix, Arizona 85028
                                              Attn: Micheal Wilson

LESSOR:                                               LESSEE:

AU Park Lane LLC,                                     On-Site sourcing Inc.,
a Delaware limited liability company                  a Virginia corporation

     By:  AU Owners II LLC,
     a Delaware limited liability company,            By: /s/ Jason Parikh
     lts:  Sole Member                                   ------------------
                                                      Name: Jason Parikh
        By:  AU Holdings II LLC,
        a Delaware limited liability company,         Title: CFO
        Its: Sole Member
                                                      Date: 10/29/01
            By:  AU Biltmore LLC,
            an Arizona limited liability company,
            Its: Managing Member

               By:  AU Biltmore LLC,
               an Arizona corporation
               Its: Managing Member

                  By: /s/ Richard J. Lund,
                     -------------------------
                  Name:  Richard J. Lund,
                  Its: President

                  Date: 11/15/01

                    PARK LANE INDUSTRIAL PARK, TEMPE, ARIZONA
               STANDARD COMMERCIAL-INDUSTRIAL MODIFIED GROSS LEASE

1. PARTIES. This Lease, dated August 31, 2001 for reference purposes only, is made by and between AU Park Lane LLC, a Delaware limited liability company ("LESSOR"), and ON-SITE SOURCING, INC., A VIRGINIA CORPORATION ("LESSEE").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, the premises demised by this Lease, located at 940, SOUTH PARK LANE, SUITES #2 AND #3, TEMPE, ARIZONA 85281 (the "PREMISES"), together with a nonexclusive right to use the unreserved parking spaces and common areas (collectively, the "COMMON AREAS") surrounding the Premises and within the project commonly known as PARK LANE INDUSTRIAL PARK (the "PROJECT"). The location of the Premises and the parameters of the Common Areas and the Project are shown on EXHIBIT "A" attached hereto. All dimensions and areas quoted herein or in any exhibit attached herein are approximate and are based on gross rentable area, rather than solely on areas designed for the exclusive use and occupancy of tenants.

3. TERM.

     3.1 TERM. The term of this Lease shall be for a period of twenty-four(24) months, commencing on SEPTEMBER 1, 2001 ("COMMENCEMENT DATE") and ending on AUGUST 31, 2003 (the "EXPIRATION DATE"), unless sooner terminated pursuant to any provision hereof ("TERM").

     3.2 DELAY IN COMMENCEMENT. Notwithstanding the Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the Term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from the Commencement Date and such delay is absent of force majeure or otherwise, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions hereof; such occupancy shall not advance the Expiration Date, and Lessee shall pay rent from its date of occupancy at the initial monthly rates set forth below. If Lessor, by reason of force majeure or otherwise, cannot deliver the Premises within ninety (90) days from the Commencement Date, Lessor or Lessee may, at their respective options, by notice in writing within ten (10) days thereafter, cancel this Lease. In the event Lessor is required to improve the Premises as described on EXHIBIT "B" attached hereto, Lessor agrees to use reasonable diligence to have the Premises ready for occupancy on or before the Commencement Date.

4. RENT.

     4.1. MONTHLY BASE RENT. Lessee shall pay to Lessor a monthly base rental ("MONTHLY BASE RENT") due and payable in advance on the 1st day of the month as follows:

     Months 01 - 12:   $2,375.10
     Months 13 - 24:   $2,448.18

The Monthly base rental due hereunder shall be payable to Lessor by the first day of each month during the Term at the address stated herein or to such other persons or at such other places as Lessor may designate in writing and shall be paid in lawful money of the United States of America. The Lessee further agrees to pay Lessor, in addition to the rent as provided herein, all privilege, sales, excise, rental and other taxes (except income taxes) imposed now or hereinafter imposed by any governmental authority upon the rentals and all other amounts herein provided to be paid by the Lessee. Said payment shall be in addition to and accompanying each monthly rental payment made by Lessee to Lessor.

The base rental set forth in this SECTION 4.1 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in PARAGRAPH 12 hereof. Lessee shall have no right to withhold, deduct or offset any amount from the base monthly rental or any other sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in PARAGRAPH 12. Rent for any period during the Term, which is for less than one month shall be a pro rata portion of the monthly installment.

     4.2 CONSUMER PRICE INDEX INCREASES. Not applicable under the terms of this Lease.

     4.3 OTHER CHARGES. In addition to monthly base rental, all other charges or amounts required to be paid by Lessee under any provision of this Lease shall be considered additional rent.

     4.4 PAYMENT OF RENTS AND OTHER CHARGES. All payments of rents and other charges are to be mailed to the Lessor at the following Lockbox address:

                                AU Park Lane LLC
                                 P.O. Box 53084
                                Phoenix, AZ 85072

ALL CORRESPONDENCE, NOTICES, AND OTHER COMMUNICATIONS MATTERS SHOULD NOT BE MAILED TO THE ABOVE LOCKBOX AND SHOULD BE MAILED PER THE ADDRESSES PRESENTED HEREIN UNDER PARAGRAPH 17.8.

5. SECURITY DEPOSIT; CLEANING, RE-KEYING AND INSPECTION FEE.

     5.1 SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof FIVE THOUSAND and 00/100 DOLLARS ($5,000.00) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of the Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum for which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate form its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) WITHIN FIFTEEN
(15) DAYS OF THE EXPIRATION OF THE TERM and after Lessee has vacated the Premises. Any mortgagee of Lessor, purchaser of the Project, or beneficiary of a deed of trust, shall be relieved and released from any obligation to return said deposit in the event such mortgagee, beneficiary of deed of trust or purchaser comes into possession of the Premises by reason of foreclosure or trustee's sale (including deed in lieu thereof) or proceeding in lieu of foreclosure unless said deposit shall have been actually delivered to such mortgagee, beneficiary of deed of trust or purchaser. Such release, however, shall not relieve the person or entity that owned the Project immediately prior to acquisition of title by such mortgagee; beneficiary of deed of trust or purchaser of any obligation he or it may have to return said deposit.

     5.2 CLEANING, RE-KEYING AND INSPECTION FEE. In addition to the security deposit provided for in Section 5.1, Lessee shall deposit with Lessor upon execution hereof ZERO DOLLARS ($0.00) as non-refundable fee to compensate Lessor for typical cleaning, re-keying, and inspection fees that Lessor will incur upon the expiration or earlier termination of the Term (the "CLEANING, RE-KEYING AND INSPECTION FEE"). The Cleaning, Re-Keying and Inspection fee shall be earned by Lessor upon receipt and shall not be subject to adjustment regardless of whether Lessor's actual cleaning, re-keying and inspection fees differ from the fee paid by Lessee.

6. USE.

     6.1 PERMITTED USES.

          (a) The Premises are to be used only for GENERAL ADMINISTRATIVE OFFICE USES FOR COMPUTER PROCESSING AND WAREHOUSE/STORAGE INCLUDING BUT NOT LIMITED TO SCANNING AND PROCESSING OF ELECTRONIC DOCUMENTS ("PERMITTED USE") and for no other business or purpose whatsoever without the prior written consent of Lessor. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Project. In the event of a breach of this covenant, Lessee shall pay to Lessor any and all increases in insurance premiums resulting from such breach upon demand, and Lessor shall have all additional remedies provided for herein to redress such breach. Lessee shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other lessee in the Project. If any of Lessee's machines or equipment disturb any other lessee in the Project, then Lessee shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance. Lessee, at its expense, shall comply with all laws relating to its use and occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Lessee by Lessor from time to time for the safety, care and cleanliness of the Premises or the Project and for the preservation of good order therein.

          (b) Lessee warrants that the operation of its business shall be conducted in strict compliance with all applicable private covenants, conditions and restrictions and all applicable federal, state and local environmental, safety and other pertinent laws, rules, regulations and ordinances, including, without limitation, the Americans With Disabilities Act and the Arizonans with Disabilities Act (collectively, the "ADA")). ANY ALTERATIONS NECESSARY TO THE EXTERIOR OF THE PREMISES AND PROJECT, OR TO THE "PATH OF TRAVEL" (AS THAT TERM IS USED IN THE ADA AND THE RULES AND REGULATIONS IMPLEMENTING THE ADA), IN ORDER TO COMPLY WITH THE ADA OR SUCH OTHER COVENANTS, CONDITIONS, RESTRICTIONS, LAWS, RULES, REGULATIONS AND ORDINANCES, SHALL BE AT LESSOR'S SOLE COST AND EXPENSE. Any alterations necessary to the interior of the Premises, in order to comply with the ADA or such other covenants, conditions, restrictions, laws, rules, regulations and ordinances, shall be at Lessee's sole cost and expense. Lessee represents and warrants to Lessor that there is no risk to Lessee, Lessee's visitors and others using the Premises arising from Lessee's operations. Lessee shall indemnify, defend and hold harmless Lessor from and against any claim, liability, expense, lawsuit, loss or other damage, including reasonable attorney's fees, arising from or relating to Lessee's use of the Premises. Lessee's activities within the Project or any violations of the ADA due to the use of the Premises by Lessee, its employees, subtenants, agents, guests or invitees.

     6.2 CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof or in the condition described on the attached EXHIBIT "B," whichever is applicable, subject to all applicable covenants, conditions, restrictions, matters of public record, laws, ordinances and regulations governing and regulating the use of the Premises, and subject to all matters disclosed thereby. Lessee acknowledges that neither Lessor nor Lessor's agents has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business or as to the square footage of space over which Lessee shall have exclusive use and occupancy and that Lessee and its agents and contractors have been provided with an opportunity in thoroughly inspect and measure the Premises and the Project.

     6.3 HAZARDOUS MATERIALS.

     (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the U.S. Food and Drug Administration, the department of environmental quality or similar government agency of the state, county or municipality where the Premises are located, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

     (b) Lessee agrees not to introduce any Hazardous Material in, on or adjacent to the Premises or in, on or adjacent to the Project without (i) obtaining Lessor's prior written approval, (ii) providing Lessor with thirty
(30) days prior written notice of the exact amount, nature, and matter of intended use of such Hazardous Materials, and (iii) complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage use, disposal and clean-up of Hazardous Materials, including, but not limited to, the obtaining of all proper permits.

     (c) Lessee shall immediately notify Lessor of any inquiry, test, investigation, or enforcement proceeding by, against or directed at Lessee or the Premises concerning a Hazardous Material. Lessee acknowledges that Lessor, as the owner of the Premises, shall have the right, at its election, in its own name or as Lessee's agent, to negotiate, defend, approve, and appeal, at Lessee's expense, any action taken or order issued with regard to a Hazardous Material by any applicable governmental authority.

     (d) If Lessee's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises or the Project results in any contamination of the Premises, the Project, the soil, surface or groundwater there under or the air above and around the Premises and the Project (i) requiring remediation under federal, state or local statutes, ordinances, regulations or policies or (ii) at levels which are unacceptable to Lessor, in Lessor's sole and absolute discretion. Lessee agrees to clean-up the contamination immediately, at Lessee's sole cost and expense. Lessee further agrees to indemnify, defend and hold Lessor harmless from and against any claims, suits, causes of action, costs, damages, loss and fees, including attorney's fees and costs, arising out of or in connection with (i) any clean-up work, inquiry or enforcement proceeding relating to Hazardous Materials currently or hereafter used, stored or disposed of by Lessee or its agents, employees, contractors or invitees on or about the Premises or the Project, and (ii) the use, storage, disposal or release by Lessee or its agents, employees, contractors or invitees of any Hazardous Materials on or about the Premises or the Project.

     (e) Notwithstanding any other right of entry granted in Lessor under this Lease, Lessor shall have the right to enter the Premises or to have consultants enter the Premises throughout the Term at reasonable times for the purpose of determing. (1) whether the Premises are in conformity with federal, state and local statues, regulations, ordinances and policies, including those pertaining to the environmental condition of the Premises; (2) whether Lessee has complied with this PARAGRAPH 6; and (3) the corrective measures, if any, required of Lessee to ensure the safe use, storage and disposal of Hazardous Materials. Lessee agrees to provide access and reasonable assistance for such inspections. Such Inspections may include, but are not limited to, entering the Premises with machinery for the purpose of obtaining laboratory samples. Lessor shall not be limited in the number of such inspections during the Term. If during such inspections, it is found that Lessee's use of Hazardous Materials constitutes a violation of this Lease, Lessee shall reimburse Lessor for the cost of such inspections within ten (10) days of receipt of a written statement therefore. If such consultants determine that the Premises are contaminated with Hazardous Materials or in violation of any applicable environmental law, Lessee shall in a timely manner, at its expense, remove such Hazardous Materials otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Lessor and any applicable governmental agencies. If Lessee fails to do so, Lessor, at its sole discretion, may, in addition to all other remedies available to Lessor under this Lease and at law and in equity, cause the violation and/or contamination to be remedied at Lessee's sole cost and expense. The right granted to Lessor herein to inspect the Premises shall not create a duty on Lessor's part to inspect the Premises, or liability of Lessor for Lessee's use, storage or disposal of Hazardous Materials, it being understood that Lessee shall be solely responsible for all liability in connection therewith.

     (f) Lessee shall surrender the Premises to Lessor upon the expiration or earlier termination of this Lease free of Hazardous Materials and in a condition which complies with all governmental statues, ordinances, regulations and policies, recommendations of consultants hired by Lessor, and such other reasonable requirements as may be imposed by Lessor.

     (g) Lessee's obligations under this PARAGRAPH 6 and all indemnification obligations of Lessee under this Lease shall survive the expiration or earlier termination of this Lease.

7. MAINTENANCE, REPAIRS AND ALTERATIONS

     7.1 LESSORS OBLIGATIONS.

     (a) Subject to the provisions of PARAGRAPH 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees or invitees, and except for Lessor's right to include certain costs as Total Common Area Charges pursuant to PARAGRAPH 11. Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior walls, and the structural portions of the exterior roof of the Premises. Lessee expressly waives the benefits of any statue now or hereafter in effect, which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease or its obligations hereunder because of Lessor's failure to keep the Premises in good order, condition, and repair.

     (b) Lessor shall have the right to enter into and keep in force during the Term a preventive maintenance contract with a licensed heating and air conditioning contractor providing lot the regular inspection and maintenance of the heating, ventilating and air conditioning equipment serving the Premises. If Lessor elects to enter into such a preventive maintenance contract, Lessee shall pay to Lessor, as additional rent hereunder, within ten (10) days after receiving request therefore from Lessor, all sums charged by such contractor under the preventive maintenance contract. Lessor may elect to enter into such a preventive maintenance contract that covers heating, ventilating and air conditioning equipment serving the Premises as well as additional premises. In such case, Lessee shall only be responsible for those charges under the contract relating to the heating, ventilating and air conditioning equipment serving the Premises. Preventive maintenance costing more than $1,000.00 will be initiated with notice to and approval of the Lessee.

     7.2 LESSEE'S OBLIGATIONS.

     (a) Lessee shall, at its expense throughout the Term, maintain, service, replace, and keep in good repair the interior structures except those items for which Lessor is specifically made responsible under SECTION 7.1 and mechanical equipment of the Premises, and all other aspects of the Premises including, without limitation, such items as heating, ventilation and air conditioning, floors, ceilings, walls, doors, glass, plumbing, paint, partitions, electrical equipment, wires, and electrical fixtures, and surrender same upon the expiration of the Term in the same condition as received, ordinary wear and tear excepted. Lessee shall give Lessor prompt written notice of any defects or breakage in the structure, equipment, fixtures, or of any unsafe condition upon or within the Premises.

     (b) On the last day of the Term or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to SECTION 7.3, which repair shall include without limitation the patching and filling of holes and repair of structural damage.

     7.3 ALTERATIONS AND ADDITIONS.

          (a) Alterations, improvements, additions, utility installations or removal of any fixtures may not be made to the Premises without the prior written consent of Lessor, nor may any alterations to the "path of travel" (as the term is used in the ADA and in the rules and regulations implementing the
ADA), whether within or outside the Premises, be made without Lessor's consent. Any alterations, improvements, additions or utility installations in the Premises; excepting movable furniture and machinery and trade fixtures, shall, at Lessor's option, become part of the realty and belong to Lessor upon the expiration or earlier termination of this Lease. However, this shall not prevent Lessee from installing trade fixtures, machinery, or other trade equipment in conformance with all applicable ordinances, regulations and laws nor shall Lessor unreasonably withhold its consent to any alteration necessary to bring the Premises or the "path of travel" into compliance with the ADA. Lessee shall keep the Premises, the building in which the Premises are located, and the land on which the Premises are situated free from any liens arising out of any work performed for, material furnished to, or obligations incurred by the Lessee. It is further understood and agreed that under no circumstance is the Lessee to be deemed the agent of the Lessor for any alteration, repair, or construction within the Premises, the same being done at the sole expense of the Lessee. All contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look only to the Lessee for the payment of any charge for work done and materials furnished upon the Premises during the Term.

          (b) Upon the expiration or sooner termination of the Term, Lessee shall, upon written demand by Lessor, at Lessee's sole expense, with due diligence, remove any alteration, addition or improvement made by Lessee, designated by Lessor to be removed, and repair any damage in the Premises caused by such removal. Lessee shall remove all of its movable property and trade fixtures, which can be removed without damage to the Premises at the expiration or earlier termination of this Lease and shall pay Lessor for all damages from injury to the Premises or Project resulting from such removal.

          (c) Any and all of Lessee's contractors and/or sub-contractors constructing any alterations, improvements, additions, utility installations or removing any fixtures shall sign a "Contractors Hold Harmless Agreement" in the form attached hereto as EXHIBIT "C", to be provided to Lessor prior to commencement of such work. Contractor(s)/sub-Contractor(s) who do not currently have a certificate of insurance on file with Lessor shall provide Lessor with a certificate of insurance in which the commercial general liability coverage shall not be less than $1,000,000, combined single limit, noming Lessor and its member(s), manager(s), and partner(s) as additional insured.

8. INSURANCE; INDEMNITY.

     8.1 LESSEE'S LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis insuring Lessee against any liability arising out of the use, occupancy, and maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be primary and not contributing with any insurance maintained by Lessor, shall have a combined single limit of liability of $ 2,000,000 and shall name Lessor, AU Park Lane LLC, Wilson Property Services, Inc. and Lessor's existing and future lenders as additional insureds. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Said insurance shall include Lessor's Protective Liability coverage and shall also contain include contractual liability coverage covering all indemnification obligations of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not required to, procure and maintain the same, but at the expense of Lessee.

     8.2 LESSEE'S PROPERTY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to Lessee's personal property, merchandise, stock in trade, fixtures and equipment located on the Premises from time to time, and to all alternations, improvements, additions, and utility installation made to the Premises by Lessee, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special form).

     8.3 LESSOR'S LIABILITY INSURANCE. Lessor shall obtain and keep in force during the Term a policy of commercial general liability insurance written on an occurrence basis-insuring Lessor against any liability arising out of the ownership, use, occupancy, or maintenance of the Project, including the Common Areas. Such insurance shall have a combined single limit of liability of at least $2,000,000.

     8.4 LESSOR'S PROPERTY INSURANCE. Lessor shall obtain and keep in force during the Term a policy or policies of insurance covering loss or damage to the Project, in the amount of the full replacement value thereof, exclusive of footings and foundations, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (special font). Lessee understands and agrees that the insurance described in this SECTION 8.4 will not cover Lessess' personal property, merchandise, stock in trade, trade fixtures and equipment.

     8.5 OTHER INSURANCE. Lessor may, at its option, obtain and keep in force during the Term: (i) a policy of business Interruption insurance in an amount sufficient to cover any loss of income from the Project for a period of twelve
(12) months, and (ii) a policy of flood insurance in an amount and upon such other terms are acceptable to Lessor.

     8.6 INSURANCE POLICIES. Insurance required hereunder shall be in companies rated "A-XII" or better by A.M. Best Co, in Best's Key guide. On or prior to the Commencement Date, Lessee shall deliver to Lessor copies of policies of liability insurance required under SECTION 8.1 and policies of casualty insurance required by SECTION 8.2 or certificates evidencing the existence and amounts of such insurance, and in the case of the liability insurance policy indicating that the parties designated in SECTION 8.1 have been named an additional insureds there under. All such policies and certificates of insurance shall be on forms reasonably acceptable to Lessor and shall state explicitly that such insurance shall not be cancelable or subject to reduction of coverage or other modification except upon at least thirty (30) day's advance written notice by the insurer to Lessor. Lessee shall furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything, which shall invalidate the insurance policies referred to in SECTION 8.3, 8.4 or 8.5. Either party may provide any required insurance under a so-called blanket policy or policies covering other parties and locations and may maintain the required coverage by a so-called umbrella policy or policies, so long as the required converge is not thereby diminished.

     8.7 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, partners, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against and actually covered under any property insurance policy in force at the time of such loss or damage, but such waiver extends only to the extent of the actual insurance coverage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.8 INDEMNITY. Lessee shall indemnify, defend and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted, or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify, defend and hold harmless Lessor from and against any and all claims arising from any breach of default in the performance of any obligation on Lessee's agents, contractors or employees, and from and against all costs, attorneys's fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.9 EXEMPTION OF LESSOR FROM LIABILITY.

          (a) Lessee hereby agrees that Lessor and its agents shall not be liable for injury to Lessee's business or any loss of income there from or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gad, water or rain, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or light fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises are located.

          (b) No individual members, partners, shareholders, directors, officers, employees or agents of Lessor or individual, member of a joint venture, tenancy in common, firm or partnership, general or limited, which may be the Lessor or any successor in interest, shall be subject to personal liability with respect to any of the covenants or conditions of this Lease. The Lessee shall look solely to the equity of the Lessor in the Project, and the rents, issues and profits derived there from, and to no other assets of Lessor, for the satisfaction of the remedies of the Lessee in the event of a breach by the Lessor. Lessee will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Lessor or an individual, member of a joint venture, tenancy in common, firm or partnership, general, general or limited, which may be the Lessor or any successor in interest or any of their personal assets for such satisfaction. It is mutually agreed that this clause is and shall be considered an integral part of this Lease.

     8.10 INCREASES IN LESSOR'S INSURANCE PREMIUMS. Lessee shall pay during the Term, as additional rent and in addition to all other charges due hereunder, Lessee's proportionate share (calculated in the manner described in PARAGRAPH
12) of the amount of any increase in premiums for the insurance required or permitted to be carried by Lessor hereunder over and above the insurance premiums paid in connection with the Project during the calendar year in which the Commencement Date occurs (the "INSURANCE OVERAGE AMOUNT"), whether the Insurance Overage Amount shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises or the Project, or otherwise, Lessee shall pay Lessor in advance its monthly estimated proportionate share of the Insurance Overage Amount together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term, or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all of Lessor's insurance costs for the Project for the previous calendar year indicating the computation of Lessees' proportionate share of the Insurance Overage Amount for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of the Insurance Overage Amount for such calendar year, Lessor shall promptly pay the excess to Lease or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall, UPON THIRTY (30) DAYS WRITTEN NOTICE, pay the difference to Lessor within ten (10) days of its receipt of such statement.

9. DAMAGE OR DESTRUCTION.

     9.1 RECONSTRUCTION OF PREMISES. If during the term all or part of the Premises should be destroyed partially or totally by fire or other casualty, this Lease shall continue thereafter in full force and effect, except as hereinafter provided, and the Lessor shall cause the reconstruction of the Premises within the one hundred eighty (180) days following such destruction to substantially the same condition in which it existed at the time immediately preceding such destruction. Lessee's obligation to pay rental to Lessor hereunder shall abate from the date of such destruction until completion of such reconstruction and the Term hereof shall be automatically extended for a period of time equivalent to that during which rent is abated as aforesaid. Should the Premises be partially damaged or destroyed, rent shall be abated in the same proportion as the destruction affects Lessee's ability to occupy and use the Premises for its intended purposes. Notwithstanding the foregoing, Lessor shall have thirty (30) days following the partial or total destruction of the Premises to elect in writing not to commence reconstruction, repair or replacement of the Premises. In the event of such an election by Lessor, this Lease shall be deemed terminated and have no further force or effect.

     9.2 FORCE MAJEURE. If Lessor is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required in SECTION
9.1 by reason of strikes, labor troubles, inability to procure materials or services, power failure, sabotage, rebellion, war, act of God, or other reason of a like nature, any of which must be beyond the reasonable control of Lessor, financial inability excepted, then the performance of that term, covenant or act is execused for the period of the demy and the reconstruction period shall be deemed correspondingly extended.

     9.3 ABATEMENT SOLE REMEDY. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration of the Premises.

     9.4 NOTICE OF LOSS OR DAMAGE. Lessee shall give immediate telephonic notice to Lessor in cases of fire, casualty or accident in the Premises or in the building of which the Premises are a part and shall thereafter promptly confirm such notice in writing.

     9.5 WAIVER. Lessee expressly waives the benefit of A.R.S. Section 33-343 or any other statute now or hereafter in effect which would otherwise afford
Lessee the right to terminate this Lease or its obligations hereunder due to damage to or destruction of the Premises or the Project and agrees that the terms of this Lease shall govern the effect of any damage to or destruction thereof.

10. REAL PROPERTY TAXES.

     10.1. PAYMENT OF TAX INCREASES. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, as additional rent and in addition to all other charges due hereunder, Lessee's proportionate share (as defined in PARAGRAPH 12) of the amount, if any, by which real property taxes applicable to the Project increase over real property taxes assessed against the Project for the calendar year in which the Commencement Date occurs (the "REAL PROPERTY TAX OVERAGE AMOUNT"). Lessee shall pay Lessor in advance its monthly estimated proportionate share of the Real Property Tax Overage Amount, together with all applicable rental taxes due thereon, within ten (10) days after receipt of an invoice from Lessor setting forth Lessor's estimate of such amount. Within ninety (90) days following the end of each calendar year during the Term or as soon thereafter as is reasonably possible, Lessor shall furnish Lessee with a statement of all real property taxes relating to the Project for the previous calendar year indicating the computation of Lessee's proportionate share of the Real Property Tax Overage Amount for such calendar year and the payments made by Lessee during such calendar year. If Lessee's aggregate estimated monthly payments actually paid to Lessor for the calendar year are greater than Lessee's proportionate share of the Real Property Tax Overage Amount for such calendar year, Lessor shall promptly pay the excess to Lessee or shall apply the excess to any past due amounts owing from Lessee to Lessor; if the payments made are less than Lessee's proportionate share, Lessee shall pay the difference to Lessor within ten (10) days of its receipt of such statement. If the Term does not commence or expire concurrently with the commencement or expiration of the tax year, Lessee's liability for increased real property taxes for the partial year shall be prorated on an annual basis.

     10.2 DEFINITION OF "REAL PROPERTY TAX" As used herein, the term "real property tax" shall include any form of assessment, fee, levy, penalty or tax (other than personal income, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax or assess, including any city, country, state, or federal government, any school, agricultural, lighting, drainage, or other improvement district thereof, or any private owners association created by covenants, conditions and restrictions binding on the Premises, as against any legal or equitable interest of Lessor in the Premises, the Project and the real property of which the Premises and the Project are a part, or as against Lessor's business of leasing space in the Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the Term, including, but not limited to, a change in the ownership of the Project.

     103. PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's personal property shall be assessed and billed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessees' property.

11. COMMON AREA CHARGES. In addition to the rental and other charges herein provided to be paid by Lessee to Lessor, Lessee shall pay to Lessor, as additional rent and as Lessee's share of the cost of maintaining, operating, repairing and managing the Project. Lessee shall pay Lessor in advance on the 1st of the month as its share as follows:

     Months 01-24       $146.16

Total Common Area Charges shall consist of all costs and expenses of every type associated with the management, repair, maintenance, and insuring of the Common Areas including without limitation, costs and expenses for the following: gardening and landscaping; utilities, water and sewer charges: premiums for liability, property damage and casualty, worker's compensation and other insurance as required by Lessor or its lenders; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight line depreciation on personal property owned by Lessor which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Lessor for rented or leased personal property used in the operation or maintenance of Common Areas; fees for required licenses and permits; refuse disposal charges; repairing, resurfacing, repaving, maintaining the parking lots; painting, lighting, cleaning, refuse removal, security and similar items; repair and maintenance of exterior roofs and reserves for roof replacement and exterior painting of the Project and other appropriate reserves, fees paid to property managers (including, without limitation, an amount equal to the fair rental value of any on-site manager's office); amortization of capital expenses, including financing costs if (i) required by a governmental entity for energy conservation, life safety, ADA, or environmental purposes, or
(ii) made by Lessor to reduce Total Common Area Charges; compensation
(including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Project, but only to the extent of the time performed working on the Project; and other similar costs and expenses relating to the Common Areas, Said Total Common Area Charges shall further include all charges for utilities supplied to the Premises and to other tenants of the Project which are not separately metered, all charges for regular preventive maintenance service of mechanical equipment including, without limitation, heating, ventilating and air conditioning equipment, which serves the Common Areas, the cost of lighting, maintenance and repair of the Project identification signs, all charges for repair and maintenance of mechanical equipment, including, without limitation, heating, ventilating and air conditioning equipment, which is attributable to the Project, and the cost of repairing and maintaining the plumbing, electrical and other off-Premises facilities serving the Premises or the Project.

12. PROPORTIONATE SHARE. For purposes of SECTION 8.10 and 10.1 and PARAGRAPH 11, Lessee's proportionate share of the Insurance Overage Amount, the Real Property Tax Overage Amount and the CAM Overage Amount shall be a fraction, the numerator of which is the total gross rentable square footage of the Premises, and the denominator of which is the total gross rentable square footage of the entire Project from time to time. The parties agree that as of the Commencement Date, Lessee's proportionate share will be SEVEN AND 24/100 PERCENT (7.24%) which figure is derived by dividing 3,654 square feet by 50.486 square feet of the project.

13. UTILITIES; UTILITIES DEREGULATION.

     13.1 LESSEE'S PAYMENT OBLIGATION. Lessee shall pay for all water, gas, heat, light, power, telephone, and other utilities and services exclusively supplied to the Premises, together with any taxes thereon.

     13.2 LESSOR CONTROLS SELECTION. If permitted by law, Lessor shall have the right at any time and from time to time during the Term to contract for service from a company or companies providing electricity service different from the utility company currently providing electricity service to the Project (each such different company shall hereinafter be referred to as an "Alternate Service Provider").

     13.3 LESSEE SHALL GIVE LESSOR ACCESS. Lessee shall cooperate with Lessor, the utility company currently providing electricity service to the Project (the "Electric Service Provider"), and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Lessor, Electric Service Provider and any Alternate Service Provider reasonable access to the Project's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

     13.4 LESSOR NOT RESPONSIBLE FOR INTERRUPTION OF SERVICE. Lessor shall in no way be liable or responsible for any loss, damage, or expense that Lessee may sustain or incur by reason of any charge, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Lessee's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Lessee to my abatement or diminution of rent or additional rent, or relieve Lessee from any obligations under the Lease.

14. ASSIGNMENT AND SUBLETTING.

     14.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     14.2 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder, and no assignment shall be effective unless and until the assignee executes a written instrument, in form acceptable to Lessor, assuming all of Lessee's obligations under this Lease. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     14.3 PROFITS ON ASSIGNMENT OR SUBLEASE. Without affecting any of its other obligations: under this Lease, Lessee will pay Lessor all sums or other economic considerations that are received by Lessee as a result of a permitted assignment or subletting, whether or not denominated rentals under the assignment of sublease, that exceed the rent which Lessee is obligated to pay Lessor under this Lease.

15. DEFAULTS; REMEDIES.

     15.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder within ten (10) days of the date when due.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee.

          (d) (i) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (ii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

          (e) The chronic delinquency by Lessee in the payment of monthly rental, or any other periodic payment required to be paid by Lessee under this Lease. "Chronic delinquency" shall mean failure by Lessee to pay monthly rental, or any other periodic payment required to be paid by Lessee under this Lease, within ten (10) days as described in SECTION 15.1(b) above, for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of the chronic delinquency, at Lessor's option, Lessor shall have the additional right to acquire that monthly rental be paid by Lessee quarter-annually, in advance, for the remainder of the Term.

          (f) Any guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate (by operation of law or otherwise), any guaranty of all at any portion of Lessee's obligations under this Lease.

     15.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate this Lease by any lawful means, in which case Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reveling, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the "worth at the time of award" established by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges due for the balance of the Term after the time of Lessee's default exceeds the amount of such rental loss for the same period that Lessee proves by clear and convincing evidence could have been reasonably avoided; and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of 15% per annum For purposes of this SECTION 15.2 (a), "worth at the time of award" of the amount referred to above shall be at an annual rate of eighteen percent (18%).

          (b) Re-enter the Premises, without termination this Lease, and remove any property from the Premises, in which case Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent an dall other amounts due hereunder as they become due. No re-entry or taking possession of the Premises by Lessor pursuant to this
SECTION 15.2 or other action on Lessor's part shall be construed as an election to terminate the Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Lessor's election not to terminate this Lease pursuant to this
SECTION 15.2(b) or pursuant to any other provision of this Lease shall not preclude Lessor from subsequently electing to terminate this Lease or pursuing any of its other remedies.

          (c) Maintain Lessee's right to possession, in which case this Lease shall continue in effect, whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and all other amounts due hereunder as they become due.

          (d) Pursue any other or additional remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Arizona. Including, without limitation. the imposition of a landlord's lien against any property located within the Premises.

          (e) Lessor acknowledges the Lessee, in its normal course of business, serves as a Bailee for property it may temporarily warehouse. Lessor agrees to exclude any such bailment property under the control of the Lessee, in its Bailee capacity and located on the Premises, from Lessor's claims under Paragraph 15.2 of this Lease provided, Lessee submits to Lessor reasonable evidence establishing ownership rights by a third party bailer within two (2) days after Lessor exercises any rights herein defined.

          The remedies set forth herein shall be deemed cumulative and not exclusive.

     15.3 DEFAULT BY LESSOR. Lessor shall not be deemed in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligations; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. If Lessor does not perform, Lessor's mortgage may perform in Lessor's place and Lessee must accept such performance. In no event shall Lessee have the right to terminate this Lease as a result of Lessor's default, and Lessee's remedies shall be limited to damages and/or an injunction.

     15.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by his Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on or before the date when due, Lessee shall pay to Lessor a late charge equal to EIGHTEEN PERCENT (18%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver o Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     16. CONDEMNATION. If less than twenty percent (20%) of the gross rentable floor area of the Premises is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date one (1) day prior to the earlier of the date when the condemning authority takes title or possession, and in addition, Lessor shall have the option in such event to terminate this Lease in full by providing Lessee with written notice thereof within ten (10) days following the date when the condemning authority takes title or possession, whichever first occurs. If twenty percent (20%) or more of the floor area of the Premises is taken by condemnation, either Lessor or Lessee may terminate this Lease by providing the other with written notice thereof within ten (10) days following the date when the condemning authority takes title or possession, whichever first occurs. If neither Lessor or Lessee elects to terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the gross rentable floor area taken bears to the total gross rentable floor area of the original Premises. Any award for the taking of all or any part of the Premises under the poser of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, provided, however that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages actually received by Lessor in connection with such condemnation, repair any damage to the premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

17. GENERAL PROVISIONS.

     17.1 ESTOPPEL CERTIFICATE.

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice form Lessor execute, acknowledge and deliver to Lessor a written estoppel certificate or a three party agreement among Lessor, Lessee and Lessor's mortgagee or beneficiary; of a deed of trust (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed; (iii) setting forth such other statements (if true) with respect to this Lease as may be reasonably requested by Lessor or Lessor's mortgage or beneficiary of a trust deed; and (iv) agreeing to such notice provisions and other matters as such mortgage or beneficiary of a deed of trust any reasonably require in connection with Lessor's financing. Any prospective purchaser encumbrancer of the Project may conclusively rely upon any such estoppel certificate or three-party agreement.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance or refinance the Project or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statement shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lesson in confidence and shall be used only for the purposes herein set forth.

     17.2 LESSOR'S LIABILITY. the term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and incase of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     17.3 SEVERABILITY. the invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of an other provision hereof.

     17.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided any amount due to Lessor not paid when due shall bear interest at the rate of EIGHTEEN PERCENT (18%) per annum from the date due Payment of such interest shall not excuse or cure any default by Lessee under this Lessee.

     17.5 TIME OF ESSENCE. Time is of the essence.

     17.6 CAPTIONS. Section and paragraph captions are not a part hereof.

     17.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     17.8 NOTICES AND PAYMENTS. All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and all such notices and demands hereunder shall be sent by certified United States mail, return receipt requested, postage prepaid or hand delivered to the addresses set out below or to such other person or place as each party may from time to time designate in a notice to the other. All payments due hereunder shall be sent by first class United States mail, postage prepaid or hand delivered to the address of the Lessor set out below or to such other person or place as Lessor may from time to time designate in a notice to Lessee. Notices and payments shall be deemed given and made upon actual receipt.

     If to Lessor                       AU Park Lane LLC
                                        C/o Wilson Property Services
                                        11811/North Tatum Boulevard, Suite P-129
                                        Phoenix, Arizona 85028
                                        Attn: Mr. Michael Wilson

     With Copies of Notices
     and Demands to;                    AU Biltmore LLC
                                        11811/North Tatum Boulevard, Suite p-129
                                        Phoenix, Arizona 85028
                                        Attn; Mr. Richard J. Lund

     and also to                        Berkshire Life Insurance Company
                                        C/o Walker Mortgage
                                        1350,Mckellips Road, Suite #6
                                        Mesa, Arizona 85203
                                        Ref. Loan Number 27993

     If to Lessee;                      On-Site Sourcing Inc
                                        940, South Park Lane, Suites #2
                                        Tempe, Arizona 85281

     and also to;                       On-Site Sourcing, Inc
                                        1111 North 19th Street, 6th Floor,
                                        Arlington, Virginia 22209

     17.9 MORTGAGE PROTECTION

          (a) If, in connection with obtaining financing for the Project or any portion thereof, Lessor's lender shall request reasonable modifications to this Lease as a condition to such financing. Lessee shall not unreasonably withhold, delay or defer its consent to such modifications do not materially adversely affect Lessee's rights or increase Lessee's obligations under this Lease

          (b) Lease agrees to give to any trust deed or mortgage holder("Holder"), by prepaid certified mail. return receipt requested at the same time as it is given to Lessor, a copy of any notice of default given to Lessor, provided that prior to such notice Lessee has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Lessee (if such notice to the Holder is required by this SECTION17.9(B) whichever shall last occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lessee shall not be terminated

     17.10 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lesse. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lesse of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     17.11 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lesse hereunder.

     17.12 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term hereof, without the written consent of Lessor, such occupancy shall be a tenancy at sufferance, for which Lessee shall pay a monthly base rental of One Hundred Fifty Percent (150%) of the monthly base rental in effect immediately prior to the expiration o the Term plus all other charges payable hereunder, and upon all the terms hereof applicable to such a tenancy at sufferance.

     17.13 CUMULATIVE REMEIDES. No remedy or election hereunder shall be deemed exclusive but shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in enquiry.

     17.14 CONSERVANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     17.15 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting and subject to the provisions of SECTION 17.2, this Lease shall bind the parties, their personal representatives, successors and assigns. The laws of the State of Arizona shall govern this Lease.

     17.16 SUBORDINATION

          (a) This leave shall be automatically subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of a mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be automatically deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to further evidence or effectuate such subordination of to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so with ten (10) days after written demand, dues hereby make, constitute, and irrevocable appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     17.17 ATTORNEYS' FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party shall be entitled to its reasonable attorney's fees and costs in any such action, on trial or appeal, to be paid by as fixed by the court.

     17.18 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premise at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same showing the same to prospective purchasers, lenders, consultants and other professionals and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. In connection with such entry and in connection with carrying out any of its responsibilities hereunder or its privileges as the owner of the Project. Lessor shall be entitled to erect such scaffelding and other necessary structures or equipment as reasonably may be required by the character of the work to be performed, provided that Lessor shall not unreasonably interfere with the conduct of Lessee's business. Except as specifically provided herein to the contrary, no entry by Lessor hereunder nor any work performed by Lessor to the Premises or the Project shall entitle Lessee to terminate this Lease or to a reduction or abatement of rent or other amounts owed by lessee hereunder nor to any claim for damages. Lessor may at any time place on or about the Premises any ordinary "For Sale" and "For Lease" signs. Lessor and Lessor's agent shall have the right to enter the Premises at any time in the case of an emergency.

     17.19 SIGNS AND ACTIONS. Lessee shall not place any sign upon the Premises or conduct any auction from the Premises without Lessor's prior written consent. All signage shall comply with the provisions of EXHIBIT "E" attached hereto and a part hereof.

     17.20 MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof shall, at the option of Lessor, terminate all or any existing sub-tenencies or may, at the option of Lessor operate as an assignment to Lessor of any or all of such sub-tenancies.

     17.21 AUTHORITY. If Lessee is a corporation, a limited liability company, partnership or other entity, each individual executing this Lease on behalf of said entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity, and that this Lease is binding upon said entity in accordance with its terms. If Lessee is a corporation, a limited liability company, partnership or other entity, Lessee shall deliver to Lessor, upon Lessee's execution of this Lease, evidence reasonably satisfactory to Lessor of the authority of the person(s) signing this Lease on behalf of Lessee to do so and that Lessee has approved entering into this Lease. Such evidence may include a certified copy of a resolution of the Board of Directors or members or partners of said entity authorizing or ratifying the execution of this Lease by a specific person(s) or other similar evidence. In the absence of such evidence, the individual(s) executing this Lease guarantees payment and full performance of this Lease.

     17.22 NSF CHECKS. There will be $50.00 service charge payable to Lessor on all NSF checks, which charge shall be in addition to, and not in substitution for, any late charges and interest due hereunder.

18. PARKING AND COMMON AREAS. The Lessee, its agents, employees and invitees shall be entitled to park in common with other lessees of Lessor providing that it agrees not to overburden the parking facilities of the Project and agrees to cooperate with the Lessor and other lessees in the use of the parking facilities. The Lessor specifically reserves the right, in its absolute discretion, to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee and other Lessees, their agents, employees, and business invitees using the parking facilities. All loading operations for receipt or shipment of goods, wares and merchandise by the Lessee shall be done at the designated loading area of the Premises or in such area therein which is specifically designated in writing by the Lessor.

19. SAFETY. Lessee shall maintain on the Premises at all times during the Term hereof an adequate number, size and type of fire extinguishers as are appropriate to Lessee's business. Lessee will at all times adhere to good safety practices or safety inspectors may require as. No goods, merchandise or materials shall be kept, stored or sold by Lessee on or about the Premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then Lessee shall pay the increased cost of such insurance to Lessor with the next succeeding installment of rental. Lessee at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises, the Project or any portion thereof.

20. ATTORNMENT. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

21. NO ACCESS TO ROOF. Lessee shall have no right of access to the roof of the Premises or the building in which the Premises are located and shall not install, repair or replace any aerial, fan, air conditioner, satellite dish or other device on the roof of the Premise or the building in which the Premises are located without the prior written consent of Lessor. Any aerial, fan, air conditioner, satellite dish or other device installed without such written consent shall be subject to removal, at Lessee's expense, without notice, at any time. If Lessor grants Lessee written consent to install any aerial, fan, air conditioner, satellite dish or other device on the roof of the Premises or the building in which the Premises are located, then upon the expiration of the Term or the earlier termination of this Lease, Lessee shall, upon the request of Lessor, remove such aerial, fan, air conditioner, satellite dish or other device and repair any damage caused by such removal, at Lessee's sole cost and expense.

22. SUCCESSORS AND ASSIGNS. Subject to any provisions hereof restricting assignment or subletting and subject to the provisions of SECTION 17.2, the covenants and conditions herein contained, insure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

23. FINANCIAL STATEMENTS. Within fifteen (15) days after Lessor's request, Lessee shall deliver to Lessor the current financial statements of Lessee, and financial statements of the two (2) years prior to the current financial statements year including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Lessee or a properly authorized representative of Lessee shall certify such financial statement, balance sheet and profit and loss statement as accurate if Lessee is a corporation, partnership or other business entity.

24. NO ACCORD OR SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount that the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.

25. ACCEPTANCE. This Lease shall only become effective and binding upon full execution hereof by Lessor and delivery of a fully executed copy to Lessee.

26. INABILITY TO PERFORM. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor in unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

27. SUSTAINED PREMISES. Lessor shall have the right at any time, upon giving Lessee not less than thirty (30) days notice in writing, to provide and furnish Lessee with space elsewhere to the Project of approximately the same size as the Premises and to place Lessee in such space. In the event of any such relocation of Lessee, Lessor shall pay for Lessee's reasonably moving costs. Should Lessee refuse to permit Lessor to move Lessee to such new space by the end of such thirty- (30) day period, Lessor in such event shall have the right to forthwith cancel and terminate this Lease. If Lessor moves Lessee to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full forces and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the premises.

28. ALTERATIONS AND COMMON AREAS. Lessor shall have the right to make changes in the Common Areas or any part thereof, including, without limitation, changes in the location of driveways, entrances, exists, vehicular parking spaces and the direction of traffic flow, and designation of restricted areas, as Lessor deems necessary or advisable for the proper and efficient operation and maintenance of the Common Areas. Notwithstanding the foregoing, Lessor shall not make changes in the Common Areas, which materially and adversely affect access to or visibility of, the Premises, except temporarily during periods of construction.

29. REVISIONS OF EXHIBIT "A". It is expressly agreed that the depiction of the Premises, the Project and the Common Areas on Exhibit "A" does not constitute a representation, covenant, or warranty of any kind by Lessor, and Lessor reserves the right to change the size, location type and number of buildings within the Project and the location, type, design and dimensions of the Common Areas.

30. OTHER TENANTS. Lessor reserves the absolute right to permit such other tenancies and businesses in the Project as Lessor, in the exercise of its sole business judgement, shall determine to best promote the interests of the Project. Lessee is not relying on the understanding, nor does Lessor represent any specific Lessee or number of Lessees shall during the Term occupy any space in the Project. Lessee hereby waives all defenses arising from, Lessor shall not be liable for damages arising from any act or neglect of any other lessee or from Lessor's acts or omissions in enforcing any provision of its lease against another lessee, whether or not Lessor has notice of the offending lessee's disturbing or unlawful act or the opportunity to cure the disturbance by invoking its powers under such other lease.

31. NAME OF PROJECT. Lessor shall have the right to change the name of the Project upon not less than thirty-(30) day's prior written notice to Lessee. Lessee agrees that the name of the Project shall be the sole property of and belong to Lessor. From and after the termination or expiration of the Term for any reason whatsoever, Lessee shall cease using the name of the Project for any purpose.

32. JOINT ABLIGATION. If there be more than one Lessee, the obligations hereunder imposed shall be joint and several.

33. CONSENTS AND APPROVALS. Except as specifically otherwise stated herein, all consents or approvals requested of Lessor hereunder might be granted or denied by Lessor in its sole and absolute discretion.

34. BASIC TERMS SHEET. The Basic Terms Sheet to which this Lease is attached is for the convenience of the parties in quickly referencing certain of the basic terms of the Lease. It is not intended to serve as a complete summary of the Lease. In the event of any inconsistency between the Basic Terms Sheet and the Lease, the applicable Lease provision shall prevail and control.

35. QUIET POSSESSION. Subject to payment by Lessee of the rent and performance of all the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessor shall not disturb Lessee's quiet possession and quiet enjoyment of the Premises during the Term.

36. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures and that Lessor's shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

37. EXHIBITS. The following Exhibits, which are attached to this Lease, are incorporated herein by this reference:

                  Addendum "A"      in Lease
                  Exhibit "A"       Site Plan of Project
                  Exhibit "B"       Improvements to Premises
                  Exhibit "C"       Project Rules and Regulations
                  Exhibit "D"       Contractors Hold harmless Agreement
                  Exhibit "E"       Sign Criteria

The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO.

LESSOR:                                                 LESSEE:

AU Park Lane LLC.                                       On-Site Sourcing, Inc.
a Delaware limited liability company                    a Virginia corporation

     By: AU Owners II LLC.
     a Delaware limited liability company               By: /s/ Jason Parikh
     Its: Sole Member                                      -------------------
                                                        Name: Jason Parikh
           By: AU Holdings II LLC.
           a Delaware limited liability company         Title: CEO
           Its: Sole Member
                                                        Date: 10/29/01
                By: AU Biltmore LLC.
                an Arizona limited liability company
                Its: Managing Member

                      By: AU Biltmore Member, Inc.
                      an Arizona corporation
                      Its: Managing Member

                          By: /s/ Richard J. Lund
                             ----------------------
                          Name: Richard J. Lund,
                          Its: President

                          Date: 11/15/01

                              ADDENDUM "A" TO LEASE

THIS ADDENDUM TO LEASE (the "ADDENDUM") dated AUGUST 31, 2001, for the reference purposes only, relates to that certain Standard Commercial-Industrial Modified Gross Lease of even date herewith (the "LEASE") between AU PARK LANE, LLC, A DELAWARE limited liability company ("LESSOR"), and ON-SITE SOURCING, INC., A VIRGINIA CORPORATION ("LESSEE"). The following provisions are hereby incorporated into and made a part of the Lease.

LESSEE'S OCCUPANT LOAD. Lessor and Lessee do hereby mutually agree that the maximum number of occupants in the Premises shall not exceed twenty (20) people at one time.

HVAC WARRANTY. Lessor shall be responsible for all maintenance and repairs to the HVAC units serving the premises for the first three (3) months following the execution of this Lease Agreement.

Lessee shall deliver notice to Lessor in writing of any objections Lessee has to the working condition or need to repair the HVAC system within the first three
(3) months from the execution date of the Lease Agreement. In the event Lessee shall fail to notify Lessor of any such objections within the three (3) month period, then the HVAC system shall be deemed accepted by the Lessee

IN THE EVENT THE HVAC UNITS SHOULD REQUIRE REPAIR OR MAINTENANCE DURING THE REMAINDER OF THE TERM. LESSEE SHALL DELIVER NOTICE TO LESSOR IN WRITING OF ANY OBJECTIONS LESSEE HAS TO THE WORKING CONDITION OR THE NEED TO REPAIR THE HVAC SYSTEM AND SHALL BE RESPONSIBLE FOR THE FIRST $1,000.00 IN EXPENSES INCURRED FOR EACH OCCURRENCE PER HVAC UNIT DURING THE TERM OF THE LEASE.

LESSOR:                                                  LESSEE:

AU Park Lane LLC,                                        On Site sourcing Inc.,
a Delaware limited liability company                     a Virginia corporation

By:  AU Owners II LLC,
     a Delaware limited liability company,               By: /s/ Jason Parikh
     lts:  Sole Member                                      ------------------
                                                         Name: Jason Parikh
         By:  AU Holdings II LLC,
         a Delaware limited liability company,           Title: CEO
         Its Sole Member
                                                         Date: 10/29/01
           By: AU Biltmore LLC,
               an Arizona limited liability company,
               Its: Managing Member

               By: /s/ Richard J. Lund
                  -------------------------
                   Name:  Richard J. Lund,
                   Its: President

                   Date: 11/15/01

                                   EXHIBIT "A"

                                PROJECT SITE PLAN

Lessor and Lessee acknowledge that this site plan is for general information purposes only. Lessee shall not be liable and makes no representation or warranty whatsoever concerning the existence or further existence or accuracy of description or location, any buildings or improvements whatsoever depicted herein shall be subject to correction modification or change at any time without notice at Lessor's sole discretion.

[GRAPHIC]

                                   EXHIBIT "B"

                    IMPROVEMENTS AND MAINTENANCE TO PREMISES

Upon acceptance and delivery of the Premises, Lessee hereby waives any right to claim or bring an action of any kind, direct or indirect, latent or potent, against lessor arising out of the condition of the Premises, appurtenances thereto, the improvements therein or the equipment thereof, and Lessor shall have no liability therefore.

        LESSEE SHALL ACCEPT THE PREMISES IN ITS CURRENT "AS-IS" CONDITION

[GRAPHIC]

LESSOR:                                               LESSEE:

AU Park Lane LLC,                                     On-Site sourcing Inc.,
a Delaware limited liability company                  a Virginia corporation

     By:  AU Owners II LLC,
     a Delaware limited liability company,            By: /s/ Jason Parikh
     lts:  Sole Member                                   ------------------
                                                      Name: Jason Parikh
        By:  AU Holdings II LLC,
        a Delaware limited liability company,         Title: CEO
        Its Sole Member
                                                      Date: 10/29/01
            By:  AU Biltmore LLC,
            an Arizona limited liability company.
            Its: Managing Member

               By:  AU Biltmore LLC,
               an Arizona corporation
               Its: Managing Member

                  By: /s/ Richard J. Lund
                     -------------------------
                      Name:  Richard J. Lund,
                      Its President

                      Date: 11/15/01

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. The sidewalks, halls, corridors, passageways and stairwells will not be obstructed by the Lessees or used by the Lessees for any purpose other than for ingress and egress to and from their respective Premises.

2. The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such rules and regulations as in the judgment of the Lessor are necessary for the proper operation of the Premises or the Property.

3. Any electric wiring that the Lessee desires to introduce into its Premises must be connected as directed by the Lessor. No boring or cutting for wires will be allowed except with the specific consent of the Lessor.

4. All garbage and refuse shall be kept in the kind of container specified by the Lessor, and shall be placed outside of the Premises prepared for collection in the manner and at the times and places specified by the Lessor. If Lessor shall provide or designate a service for picking up refuse and garbage. Lessee shall use it at Lessee's cost. Lessee shall pay the cost of removal of any of Lessee's refuse or rubbish.

5. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Lessee to the satisfaction of Lessor and Lessee shall not place or permit any obstruction or merchandise in such areas.

6. Lessees shall not change locks or install other locks on doors without the written consent of the Lessor.

7. Lessee shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Project by reason of noise, odors or vibrations or interfere in any way with the other tenants or those having business therein, nor shall any animals or birds be kept in or about the Premises.

8. Each Lessee upon the termination of the tenancy shall deliver to the Lessor all the keys of the offices, rooms and toilet rooms that shall have been furnished to the Lessee.

9 The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Lessee who shall, or whose employees, agents or invitees shall, have caused it.

10. Lessees shall not burn any trash or garbage of any kind on or about the Premises or the Project.

11. Lessees shall see that doors of the Premises are closed and securely locked before leaving the Premises and must observe strict care not to leave such doors open and exposed to the weather or other elements, and each Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before the Lessee or the Lessee's employees leave the Premises, and that all electricity, gas and air-conditioning shall likewise be carefully shut off, so as to prevent waste or damage, where controlled by Lessee.

12. Canvassing, soliciting and peddling in the Project are prohibited. Lessees shall cooperate to prevent same.

13. No cigarette, pipe, cigar or other smoking shall be permitted within any indoor Common Areas or within any portion of the outdoor Common Areas except those portions of the outdoor Common Areas designated from time to time as smoking areas by Lessor.

14. Lessor reserves the right at any time, to rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in the Lessee's judgment may from time to time be necessary for the safety, care and cleanliness of the Project and for the preservation of order therein.

LESSOR:                                               LESSEE:

AU Park Lane LLC,                                     On-Site Sourcing Inc.,
a Delaware limited liability company                  a Virginia corporation

     By:  AU Owners II LLC,
     a Delaware limited liability company,            By: /s/ Jason Parikh
     lts:  Sole Member                                   ------------------
                                                      Name: Jason Parikh
        By:  AU Holdings II LLC,
        a Delaware limited liability company,         Title: CEO
        Its: Sole Member
                                                      Date: 10/29/01
            By:  AU Biltmore LLC,
            an Arizona limited liability company.
            Its: Managing Member

               By:  AU Biltmore Member, Inc.
               an Arizona corporation
               Its: Managing Member

                  By: /s/ Richard J. Lund
                     -------------------------
                      Name:  Richard J. Lund,
                      Its: President

                      Date: 11/15/01

                                   EXHIBIT "D"

                      CONTRACTORS HOLD HARMLESS AGREEMENT

The undersigned _____________ _______ _______________ ______________________
(the "Contractor"), hereby agrees to protect, defend, indemnify and hold harmless AU PARK LANE LLC, A DELAWARE LIMITED LIABILITY COMPANY (the "Owner") and its successors in interest and assigns (collectively, the "Indemnities"), the Indemnities' members, managers, partners and affiliates, and each of their respective officers, agents, servants, employees and independent contractors from and against any and all loss, cost, expense, liability, damage, claim and demand incurred in connection with, or arising from any cause relating to the performance of ANY WORK DONE IN THE 940 South Park Lane, Tempe, Arizona BUILDING by the Contractor, or its agents, servants, or employees (collectively, the "Contractor's Agents"), including, without limiting the generality of the foregoing, any default in the observance or performance of any of the terms, covenants or conditions of the Contract (as hereinafter defined), any injury to persons, including death, or damage to property in connection with the performance of the Contract, or any acts, omissions or negligence of Contractor or Contractor's Agents or any person claiming by, through or under Contractor or Contractor's Agents, Contractor hereby agrees that Contractor shall, at Contractor's sole cost and expense, defend any and all actions brought against Indemnitees based upon any of the foregoing with attorneys reasonably acceptable to Owner and shall pay any and all costs and expenses incurred in such actions, including, without limitation, court costs and professional fees such as appraisers', accountants', and attorneys' fees, and promptly discharge any judgments arising there from. This covenant by Contractor shall survive the expiration or sooner termination of the Contract and the lease in connection with which Contractor performed the Contract. Indemnitees, their members, managers, partners and affiliates and each of their respective officers, agents, servants, employees and independent contractors shall not be liable for any damage either to person, including death, or property, which is sustained by Contractor or Contractor's Agents or by any other person or entity claiming through Contractor or Contractor's Agents in connection with Contractor's or Contractor's Agents' performance of the Contract or any subcontracted operations. Contractor hereby agrees to insert the provisions of the preceding sentence in any subcontract relating to the Owner's property.

Contractor hereby further agrees that Contractor will perform the work and services in connection with the Contract as an independent contractor and not as an employee or agent of Indemnitees.

As used herein, the term "Contract" shall include any agreement, whether and or written, relating to any work performed and/or required to be performed by Contractor or Constructor's Agents with respect in the leased premises within the 940 South Park Lane, Tempe, Arizona Building known as Park Lane Industrial Park.

     IN WITNESS WHEREOF, the undersigned has executed this Contractors Hold Harmless Agreement on the ____________' day of _____ ______ 200 __.

Contractor:

By: _______________________

Its: _______________________

                                   EXHIBIT "E"

                                    SIGNS FOR
                            PARK LANE INDUSTRIAL PARK
                                 TEMPE. ARIZONA

"Signs" shall included all signs, designs, monuments, logos, banners, projected images, pennants, decals, advertisements, pictures, notices, lettering, numerals, graphics, or decorations. Lessee shall not maintain or display any Signs that are visible from the exterior of the Premises, including, without limitation, any Signs on the exterior of the Premises (including, without limitation, any marquee, awning, or canopy), the interior of the Premises, or either side of any window without Lessor's prior written consent, which consent, provided Lessee complies with the type of signage used by other tenants in the Project as of the date Lessee seeks consent may not be unreasonably withheld or delayed. Lessee may install exterior signate: (i) on the south side of the Premises facing Highway Interstate 10, (ii) on the north side of the Premises in the existing sign frame; per the requirements and restrictions contained herein.

Lessor agrees to allow Lessee an amount not to exceed Zero Dollars ($0.00) toward the installation of the sign facing in the sign frame located on the north side of the Premises.

Signs shall comply with the laws, statutes, ordinaries, requirements, and codes of all federal, state, and local governmental and quasi-governmental authorities having jurisdiction over the Project and Signs shall not be prohibited by any action or rule of any landmark commission having jurisdiction over the Project. Signs shall comply with all applicable insurance requirements of both Lessor's insurer and Lessee's insurer.

In the event Lessor approves of Lessee's Signs, Lessee shall, at its sole cost and expense, obtain and maintain during the Lease Term all applications, permits, consents, approvals, and licenses required by federal, state, and local governmental and quasi-governmental authorities in connection with Signs including, without limitation, any landmark commission). Copies of all permits and licenses shall be delivered to Lessor promptly after Lessee's receipt thereof. Lessee shall erect Lessee's Signs, within a reasonable time period after the date of Lessee's receipt of written approval from Lessor. Lessee shall, at its sole expense, maintain all signs in good condition at all times during the Lease Term. Upon demand of Lessor, Lessee shall, at its sole cost and expense, immediately remove any Sign that Lessee has placed or permitted to be placed in violation of this Exhibit "F" and repair and restore any damage caused by their installation or removal. Upon expiration or sooner termination of the Lease, Lessee will, at its sole cost and expense, remove all Signs and repair and restore any damage caused by their installation or removal. Lessor shall have the right to temporarily remove any Signs in connection with any repairs in or upon the Premises or the Project wherein such Signs are situated, provided Lessor, at Lessor's expense, shall promptly reinstall such signs. Signs shall conceal all wiring, transformers, ballasts, starters, and other necessary equipment within their individual letters or inside the wall. Exposed wiring troughs or conduits are specifically forbidden on the exterior of the Project. Tenant shall replace any bulb in its Signs as soon as such bulb becomes defective or loses its intensity. Lessee shall bear all costs of illuminating said Signs and all costs of operating and maintaining said illumination (including, without limitation, bulbs, and ballasts) ("Lighting Costs") If any Lighting Costs are invoiced to Lessor, such costs shall become additional rent and shall be due within thirty (30) days after Lessee's receipt of invoice therefore from Lessor.

Lessor reserves the right to devise a new general uniform scheme and design for all Signs visible from the outside of the Premises ("Sign Criteria") to be used by all the tenants of the Project. The Sign Criteria may include specifications for the size, color, design, illumination method, location, material, content, and installation method. Lessee agrees to conform to such Sign Criteria, provided the cost of conformance is not in excess of Five Hundred and No/100 dollars ($500.00).

LESSOR:                                               LESSEE:

AU Park Lane LLC,                                     On-Site Sourcing Inc.,
a Delaware limited liability company                  a Virginia corporation

     By: AU Owners II LLC,
     a Delaware limited liability company,            By: /s/ Jason Parikh
     Its:  Sole Member                                   ------------------
                                                      Name: Jason Parikh
        By: AU Holdings II LLC,
        a Delaware limited liability company,         Title: CFO
        Its: Sole Member
                                                      Date: 10/29/01
            By: AU Biltmore LLC,
            an Arizona limited liability company.
            Its: Managing Member

               By: AU Biltmore Member, Inc.
               an Arizona corporation
               Its: Managing Member

                  By: /s/ Richard J. Lund
                     -------------------------
                  Name:  Richard J. Lund,
                  Its: President

                  Date: 11/15/01